SUPPLEMENT DATED OCTOBER 15, 2008
TO PROSPECTUS DATED AUGUST 25, 2008

The Flex-funds Money Market Fund - Retail and Institutional Class

The U.S. Treasury Department has established a Temporary Guarantee Program (“Program”) for money market funds. Under the Program, the U.S. Treasury will guarantee to investors in participating money market funds that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008. The guarantee may be triggered if the participating money market fund’s net asset value per share falls below $0.995, commonly referred to as "breaking the buck." At a meeting held on September 30, 2008, the Board of Trustees of The Flex-funds determined that The Flex-funds Money Market Fund (the “Fund”) will participate in the Program. The Fund is responsible for payment of fees required to participate in the Program. The .01% fee for participation in the initial three-month term of the Program will be reflected in the Fund’s fee table under “Other Fund Expenses”.

The Program provides coverage to shareholders of the Fund only for amounts that they held in the Fund as of the close of business on September 19, 2008. Any increase in the number of shares of the Fund held in an account after the close of business on September 19, 2008 will not be guaranteed. Any purchase of shares of the Fund for a new account after the close of business on September 19, 2008 will not be guaranteed. In the event that shares held as of close of business on September 19, 2008 are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of (i) the amounts held in the Fund as of close of business on September 19, 2008 or (ii) the amounts held in the Fund on the date the guarantee is triggered.

Under the terms of the Program, if the guarantee is triggered, the Board of Trustees of The Flex-funds will be required to initiate the actions necessary under applicable state and federal law to commence the liquidation of the Fund. Once liquidation of the Fund is complete, the Program will cover any difference between $1.00 per share and the amount received by shareholders in connection with the liquidation.

The Program is designed to address temporary dislocations in credit markets. The Program will exist for an initial three-month term beginning September 19, 2008. Following the initial three-month term, the Secretary has the option to renew the Program up to the close of business on September 18, 2009. The Program will not automatically extend for the full year without the Secretary’s approval, and the Fund would have to renew its participation at the extension point to maintain coverage and pay additional fees required in connection with any renewal beyond the Program’s initial three-month term. If the Secretary chooses not to renew the Program at the end of the initial three-month period, the Program will terminate. Guarantee payments under the Program will not exceed the amount available in the U.S. Treasury Department’s Exchange Stabilization Fund (“ESF”) on the date of payment. Currently, ESF assets are approximately $50 billion.

Neither this prospectus supplement, the above-referenced prospectus, nor the Fund itself is in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.